                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) November 19, 2001



                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)




                                  California
                 (State or Other Jurisdiction of Incorporation)





          001-14116                                  33-0459135
    (Commission File Number)            (I.R.S. Employer Identification No.)





  16355 Laguna Canyon Road, Irvine, California               92618
    (Address of Principal Executive Offices)               (Zip Code)





                                 (949) 753-6800
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

On November 19, 2001, Consumer Portfolio Services, Inc. ("Registrant") and MFN Financial Corporation ("MFN") announced the signing of a definitive merger agreement under which Registrant plans to acquire MFN. Attached as Exhibits 99.1 and 99.2 are copies of the press releases relating to the merger agreement, which press releases are incorporated herein by this reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                 Document Description
--------------------------- ----------------------------------------------------
Exhibit 2.1                 Agreement and Plan of Merger among Consumer
                            Portfolio Services, Inc., CPS Mergersub, Inc. and
                            MFN Financial Corporation dated as of November 18,
                            2001. (incorporated by reference to Exhibit 2.1 to
                            the report on Form 8-K of MFN Financial Corporation
                            dated as of and filed on November 19, 2001.)
--------------------------- ----------------------------------------------------
Exhibit 99.1                Press Release dated November 19, 2001.
                            (incorporated by reference to Exhibit 99.1 to the
                            report on Form 8-K of MFN Financial Corporation
                            dated as of and filed on November 19, 2001.)
--------------------------- ----------------------------------------------------
Exhibit 99.2                Press Release dated November 19, 2001.
                            (incorporated by reference to Exhibit 99.2 to the
                            report on Form 8-K of MFN Financial Corporation
                            dated as of and filed on November 19, 2001.)
--------------------------- ----------------------------------------------------






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CONSUMER PORTFOLIO SERVICES, INC.                      Dated: November 20, 2001
 (Registrant)



By: /s/ Charles E. Bradley, Jr.
    -------------------------------
Name: Charles E. Bradley, Jr.
Title: President

                                INDEX TO EXHIBITS



Exhibit No.                 Document Description
--------------------------- ----------------------------------------------------
Exhibit 2.1                 Agreement and Plan of Merger among Consumer
                            Portfolio Services, Inc., CPS Mergersub, Inc. and
                            MFN Financial Corporation dated as of November 18,
                            2001. (incorporated by reference to Exhibit 2.1 to
                            the report on Form 8-K of MFN Financial Corporation
                            dated as of and filed on November 19, 2001.)
--------------------------- ----------------------------------------------------
Exhibit 99.1                Press Release dated November 19, 2001.
                            (incorporated by reference to Exhibit 99.1 to the
                            report on Form 8-K of MFN Financial Corporation
                            dated as of and filed on November 19, 2001.)
--------------------------- ----------------------------------------------------
Exhibit 99.2                Press Release dated November 19, 2001.
                            (incorporated by reference to Exhibit 99.2 to the
                            report on Form 8-K of MFN Financial Corporation
                            dated as of and filed on November 19, 2001.)
--------------------------- ----------------------------------------------------